UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]
Check the appropriate box:
[X] Preliminary proxy statement
[   ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting materials pursuant to Sec. 240.14a-12

Imaging Diagnostic Systems, Inc.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the Appropriate Box):
[X]       No fee required.
[   ]       $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[   ]       $500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[   ]       Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

(1)         Title of each class of securities to which
transaction applies:______________________
(2)	Aggregate number of securities to which
transaction applies:______________________
(3)         Per unit price or other underlying value of
transaction computed pursuant to Exchange
 Act Rule 0-11 __/
(4)         Proposed maximum aggregate value of
 transaction:_______________________
(5)         Total fee paid:____________________

[   ]        Fee paid previously with preliminary materials.
[   ]        Check box if any part of the fee is offset as
provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)         Amount previously paid:___________________

(2)         Form, Schedule or Registration Statement No.:_____________

(3)         Filing Party:________________

(4)         Date Filed: _________, 2011

IMAGING DIAGNOSTIC SYSTEMS, INC.
5307 NW 35th Terrace
Fort Lauderdale, Florida 33309

__________, 2011

Dear Fellow Shareholder,

We cordially invite you to attend our Annual Meeting of Shareholders of Imaging Diagnostic Systems, Inc., ("IDSI") at 9:00 AM local time on __________, 2011, at Sheraton Suites Cypress Creek, 555 NW 62nd Street, Fort Lauderdale, Florida, and we are asking for your participation.  You do not need to attend the meeting to participate.  However, it is important that you take a few minutes to read the proxy materials and then vote your shares.

Pursuant to new rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet.  Accordingly, we will mail, on or about __________, 2011, a Notice of Internet Availability of Proxy Materials to our stockholders of record and beneficial owners at the close of business on ____________, 2011.  On the date of mailing of the Notice of Internet Availability of Proxy Materials, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice of Internet Availability of Proxy Materials.  These proxy materials will be available free of charge.

We have faced many challenges over our 17-year history.  The development of an innovative medical imaging technology is a complicated, time consuming and very expensive process.  Since inception, substantially all of our necessary funding has come from the proceeds of the sale of common stock, convertible preferred stock and convertible debentures.  Since January 2001 we have primarily used a series of private equity credit agreements with Charlton Avenue, LLC, an institutional investor, through 2008 and subsequently with Southridge Partners II, LP, to raise most of the capital necessary to fund the Company's operations.

On December 29, 2008, our shareholders approved an increase of our authorized common stock from 450,000,000 to 950,000,000 shares.  At the time, we believed this increase would provide sufficient shares available to raise the funds needed to complete the FDA approval process and reach a point where we could generate material revenues from operations.  Due to delays in the completion of our clinical trials and preparation of our FDA marketing clearance application (due in large part to our lack of financing, which was exacerbated by the depressed level of our stock price) we found ourselves without authorized shares sufficient to satisfy our near-term financing needs.

During 2010, while working with our FDA regulatory consultants, we learned we could alternatively submit a 510(k) application instead of a PMA application based on marketing clearances previously obtained by other dedicated breast imaging devices such as the MRI breast imaging system along with recent regulatory changes within the FDA agency that we believed allowed us to meet the requirements for a 510(k) application submission.

On November 22, 2010, we submitted a 510(k) application to the FDA.  We believe that the 510(k) application submission is the best process to enable us to move forward to obtain marketing clearance for the U.S in a timely manner.  If marketing clearance is obtained from the FDA, we can begin to market and sell the CTLM® system throughout the country.  Also, we believe that receipt of U.S. marketing clearance will substantially enhance our ability to sell the CTLM® in the international market.

Our number one priority is to obtain 510(k) marketing clearance for the CTLM® system.  The standard guideline provided by the FDA to a company seeking marketing clearance for its medical device through the 510(k) review process requires an FDA response within 90 FDA days.  However, the time for review can extend beyond the 90 days if the FDA requires additional information to assist with their decision.  In this event, the review would be placed on hold until the information requested is received.  Once the information is received the review process will resume.  Still, given that our 510(K) application was submitted on November 22, 2010, and we are in March 2011, a reasonable expectation would be that the FDA would finish its review process in 2011.  There can be no assurance that we will obtain marketing clearance in 2011 as it is uncertain how the FDA will respond to our application.  We previously were seeking marketing clearance through the FDA Pre-Market Approval (“PMA”) process and had stated an estimate of time to obtain marketing clearance based on the standard guidelines of the PMA review process.  However, due to the low patient volume following the inclusion criteria of our clinical protocol, further delay due to the lack of cancer cases required for the PMA statistical analysis, and our ongoing financial constraints, we were unable to make the PMA filing as anticipated.

We have outsourced additional experts as needed to support this process.  We have begun a more aggressive international sales and marketing program to appoint new distributors, terminate non-performing distributors and to offer introductory incentives to achieve sales.  Substantially, all of our resources, which are limited because of our cost cutting initiatives, are directed to supporting our pending 510(k) application for marketing clearance and to developing international sales to their full potential.  Still, there can be no assurance that we will receive FDA marketing clearance.

In this regard, we are asking our shareholders to approve a proposal to amend our Articles of Incorporation to increase the authorized common stock from 950,000,000 to 2,000,000,000 shares.  I am confident that you will continue your support by voting in favor of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVING THIS PROPOSAL.

Your vote is extremely important.  We appreciate your taking the time to vote promptly.  After reading the Proxy Statement, please vote, at your earliest convenience by telephone or Internet, or request a proxy card to complete, sign and return by mail.  If you decide to attend the Annual Meeting and would prefer to vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.  YOUR SHARES CANNOT BE VOTED UNLESS YOU VOTE (I) BY TELEPHONE, (II) BY INTERNET, (III) REQUEST A PAPER PROXY CARD, TO COMPLETE, DATE, SIGN AND RETURN BY MAIL, OR (IV) ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

I want to assure you that I will do my best with the help of IDSI's management to achieve our strategic goals.  Thank you for your continued support of IDSI and we hope you will attend the meeting.

Sincerely,

/s/ Linda B. Grable
Linda B. Grable
Chief Executive Officer

IMAGING DIAGNOSTIC SYSTEMS, INC.
5307 NW 35th Terrace
Fort Lauderdale, Florida 33309

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on __________, 2011

TO THE SHAREHOLDERS OF IMAGING DIAGNOSTIC SYSTEMS, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Imaging Diagnostic Systems, Inc., a Florida corporation (the "Company"), will be held on _______________, 2011 , at 9:00 A.M. local time at the Sheraton Suites Cypress Creek, located at 555 NW 62nd Street, Fort Lauderdale, Florida, for the following purposes:

1.	To elect two directors to serve until the next annual meeting;

2.	To approve a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock, no par value, from 950,000,000 to 2,000,000,000;

3.	To consider and act upon a proposal to adopt the Company's 2010 Non-Statutory Stock Option Plan;

4.	To ratify the appointment by the Board of Directors of Sherb & Co., LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2011;

5.	To hold an advisory vote on the compensation of our named executive officers as described in the accompanying proxy statement;

6.	To hold an advisory vote on how frequently (every one, two or three years) you prefer we conduct an advisory vote of stockholders on the compensation of our named executive officers; and

7.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on _______________, 2011 as the record date.  Only shareholders of record at the close of business on that date may vote at the meeting and any adjournment or postponement thereof.

By Order of the Board of Directors

/s/ Allan L. Schwartz
Allan L. Schwartz, Secretary

Fort Lauderdale, Florida
______________, 2011

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON AS YOUR VOTE IS EXTREMELY IMPORTANT.  HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE BY TELEPHONE OR INTERNET AS PROMPTLY AS POSSIBLE. ALTERNATIVELY, YOU MAY REQUEST A PAPER PROXY CARD, WHICH YOU MAY COMPLETE, SIGN AND RETURN BY MAIL.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
To Be Held on ___________, 2011

INFORMATION CONCERNING SOLICITATION AND VOTING

WHY AM I RECEIVING THESE MATERIALS?

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Imaging Diagnostic Systems, Inc. (the "Company" or "IDSI") for the Annual Meeting of Shareholders to be held on __________________, 2011 , at 9:00 A.M. local time at the Sheraton Suites Cypress Creek, located at 555 NW 62nd Street, Fort Lauderdale, Florida, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

In accordance with rules and regulations recently adopted by the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are now furnishing proxy materials to our stockholders on the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials other than as described below. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy by telephone or over the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

It is anticipated that the Notice of Internet Availability of Proxy Materials is first being sent to stockholders on or about ___________, 2011 .  The proxy statement and the form of proxy relating to the 2011 Annual Meeting are first being made available to stockholders on or about ___________, 2011 .

WHO CAN VOTE AT THE ANNUAL MEETING?

Only shareholders of record at the close of business on _____________, 2011 (the "Record Date"), are entitled to receive notice of and to vote at the annual meeting.  On the Record Date, there were issued and outstanding 895,619,342 shares of Common Stock.

WHO CAN ATTEND THE ANNUAL MEETING?

All shareholders as of the record date, or their duly appointed proxies, may attend the annual meeting.  Seating will begin at 8:30 AM and the meeting will commence at 9:00 AM.  Each shareholder may be asked to present valid picture identification, such as a driver's license or passport.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of your brokerage statement reflecting your stock ownership as of the record date and check in at the registration table at the meeting.

WHAT AM I VOTING ON?

There are six matters scheduled for a vote:

•	Election of two directors
•	Approval of a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock, no par value, from 950,000,000 to 2,000,000,000.
•	Adoption of the Company's 2010 Non-Statutory Stock Option Plan
•	Ratification of Sherb & Co., LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2011
•	An advisory vote on the compensation of our named executive officers as described in the accompanying proxy statement
•	An advisory vote on how frequently (every one, two or three years) you prefer we conduct an advisory vote of stockholders on the compensation of our named executive officers

HOW DO I VOTE?

You may either vote "For" or "Withhold" for each of the nominees to the Board of Directors.  You may vote "For" or "Against" or "Abstain" for approval of an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 950,000,000 shares to 2,000,000,000 shares.  For adoption of the Company's 2010 Non-Statutory Stock Option Plan, you may vote "For" or "Against" or "Abstain".  For advisory vote on the compensation of our named executive officers as described in the accompanying proxy statement, you may vote “For” or “Against”.  Proxies marked “Abstain” will have the same effect as a vote “Against”.  For advisory vote on how frequently (every one, two or three years) you prefer we conduct an advisory vote of stockholders on the compensation of our named executive officers, the alternative that receives the greatest number of votes will be the frequency the shareholders choose.  Abstentions will not be taken into account in determining the outcome of this proposal.   For the ratification of the independent registered public accounting firm, you may vote "For" or "Against" or "Abstain" from voting.

The procedures for voting are as follows:

Each share of our common stock outstanding on the record date is entitled to one vote. We are offering stockholders four methods of voting:

•	You may vote by telephone;

•	You may vote over the Internet;

•	You may vote in person at the 2011 Annual Meeting; or

•
You may request a proxy card from us, and indicate your vote by completing, signing and dating the card where indicated and by mailing or otherwise returning the card in the enclosed prepaid envelope to us before the annual meeting.

The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

HOW MANY VOTES DO I HAVE?

On each matter to be voted upon at the 2011 Annual Meeting, each shareholder is entitled to one vote for each share of common stock owned as of __________, 2011.

WHAT IF I RETURN A PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: (i) "For" the election of two nominees for director; (ii) "For" approval of a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock, no par value, from 950,000,000 to 2,000,000,000; (iii) “For” the adoption of the Company’s 2010 Non-Statutory Stock Option Plan; (iv) “For” the proposal regarding an advisory vote on executive compensation; (v) “Every Year” for the proposal regarding an advisory vote on the frequency of the advisory vote on executive compensation and (vi) "For" the ratification of Sherb & Co., LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2011.  If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

WHO IS PAYING FOR THIS PROXY SOLICITATION?

We will pay the entire cost of the solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners.  Original solicitation of proxies by mail may be supplemented by telephone, facsimile, e-mail, telegram or personal solicitation by directors, officers, or other regular employees of the Company.  No additional compensation will be paid to directors, officers or other regular employees for such services, but our transfer agent Jersey Transfer & Trust Co. will be paid a fee if it renders solicitation services.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.
•	You may send a written notice that you are revoking your proxy to IDSI's Secretary at 5307 NW 35th Terrace, Fort Lauderdale, FL 33309.
•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

WHEN ARE SHAREHOLDER PROPOSALS DUE FOR NEXT YEAR'S ANNUAL MEETING?

The deadline for submitting a shareholder proposal for inclusion in the Company's proxy statement and form of proxy for our next annual meeting of shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is ___________, 2011 .  Shareholders wishing to submit a proposal or director nomination at the Company's next annual meeting must notify the Company of such proposals or nominations in writing to the Secretary of the Company not less than 120 calendar days in advance of the anniversary date of this proxy statement, or by ___________, 2011 .

HOW ARE VOTES COUNTED?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes.  A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions).

Discretionary items are proposals considered routine so that your broker may vote shares held in street name in the absence of your voting instructions.

On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.  Abstentions will be counted towards the vote total for each proposal and will have the same effect as "Against" votes.  Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

For the election of directors, Proposal No. 1, the two nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected.  Abstentions and broker non-votes are not counted for purposes of the election of a director.

To be approved, Proposal No. 2, to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock, no par value, from 950,000,000 to 2,000,000,000 must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy.  If you "Abstain" from voting, it will have the same effect as an "Against" vote.  Broker non-votes will have no effect.

To be approved, Proposal No. 3, the adoption of the Company's 2010 Non-Statutory Stock Option Plan, must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy.  If you "Abstain" from voting, it will have the same effect as an "Against" vote.  Broker non-votes will have no effect.

To be approved, Proposal No. 4, the ratification of Sherb & Co., LLP as independent auditors of the Company for its fiscal year ending June 30, 2011, must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy.  If you "Abstain" from voting, it will have the same effect as an "Against" vote.  Broker non-votes will have no effect.

To be approved, Proposal No. 5, the advisory vote on the compensation of our named executive officers, must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy.  If you "Abstain" from voting, it will have the same effect as an "Against" vote.  Broker non-votes will have no effect.

Proposal No. 6 (whether to hold the advisory vote on executive compensation every one, every two or every three years), the alternative that receives the greatest number of votes will be the frequency that shareholders choose.

WHAT CONSTITUTES A QUORUM?

The presence in person or by proxy of the holders of a majority of the outstanding common stock will constitute a quorum.  A quorum is necessary to transact business at the Annual Meeting.  As of the record date the shareholders held a total of 895,619,342 votes.  As such, holders of at least 447,809,672 shares (i.e., a majority) must be present at the meeting, in person or by proxy, to obtain a quorum.

Shares of common stock represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the annual meeting.  Final voting results will be published by the Company in a filing of a Current Report on Form 8-K within four business days after the annual meeting.

HOW CAN I OBTAIN COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K?

The Notice of Annual Meeting, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2010 have been made available to all shareholders entitled to notice and to vote at the Annual Meeting.  The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.  The Annual Report is posted at the following website addresses: www.imds.com and www.investoreconnect.com.  You may also view and print the annual report on Form 10-K at www.sec.gov or you may request a copy, free of charge, by written request to the Company, Attn: Secretary at 5307 NW 35th Terrace, Fort Lauderdale, FL 33309.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information about the beneficial ownership of our common stock as of _________, 2011 . We have listed each person known to us that beneficially owns more than 5% of our outstanding common stock, each of our directors, each of our Named Executive Officers identified in the Summary Compensation Table below and all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC.  The percentage ownership is based on 895,619,342 shares of common stock outstanding as of __________, 2011 .  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock underlying options or convertible securities held by that person that are currently exercisable or convertible or exercisable or convertible within 60 days of ___________, 2011 are deemed outstanding.  These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.  Except as indicated in the footnotes to this table and as provided pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

The following table shows the beneficial ownership of our common stock as of _________, 2011 regarding:

·	each person that we know of who beneficially owns more than 5% of the outstanding shares of our common stock,
·	each current director and executive officer, and
·	all executive officers and directors as a group.

Name and Address	Number of Shares Owned	% of Outstanding
of Beneficial Owner	Beneficially(1)(2)(7)	Shares of Common Stock

Linda B. Grable	29,760,274(3)	3.32%
5307 NW 35th Terrace
Fort Lauderdale, FL 33309

Allan L. Schwartz	16,255,520(4)	1.82%
5307 NW 35th Terrace
Fort Lauderdale, FL 33309

Deborah O’Brien	8,137,000(5)	0.91%
5307 NW 35th Terrace
Fort Lauderdale, FL 33309

All officers and directors	54,152,794(6)	6.05%
as a group (3 persons)

(1)
Except as indicated in the footnotes to this table, based on information provided by such persons, the persons named in the table above have sole voting power and investment power with respect to all shares of common stock shown beneficially owned by them.

(2)
Percentage of ownership is based on 895,619,342 shares of common stock outstanding as of __________, 2011 plus each person’s options that are exercisable within 60 days.  Shares of common stock subject to stock options that are exercisable within 60 days as of __________, 2011 are deemed outstanding for computing the percentage of that person and the group.

(3)	Includes 12,750,000 shares subject to options and 17,010,274 shares owned by Linda B. Grable.
(4)	Includes 11,600,000 shares subject to options and 9,000 shares owned by the wife of Allan L. Schwartz, Carolyn Schwartz, of which he disclaims beneficial ownership.
(5)	Includes 7,027,000 shares subject to options.
(6)
Includes 31,377,000 shares subject to options held by Linda Grable, Allan Schwartz and Deborah O’Brien.  Also includes 9,000 shares owned by the wife of Allan L. Schwartz, Carolyn Schwartz, of which he disclaims beneficial ownership.

(7)
Linda Grable, Allan Schwartz and Deborah O’Brien have signed waivers agreeing that they will not exercise any of their respective options to purchase 31,377,000 shares of the Company’s common stock until all shares covered by our Registration Statement on Form S-1/A filed on February 1, 2011, are sold, and then only if and to the extent that the Company has authorized but unissued shares of common stock available for issuance in connection with such exercise, or until the Registration Statement is withdrawn.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires that the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 2010, its officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of two members: Linda B. Grable (Chairman), and Allan L. Schwartz.  Two directors are to be elected at the 2011 Annual Meeting to hold office until the next annual meeting of stockholders; and until their successors are duly elected and qualified.

Each of the two nominees has consented to serve if elected to our Board of Directors.  It is the intention of the persons named as proxies in the accompanying form of proxy to vote all proxies solicited for the two nominees listed below unless the authority to vote is withheld.  If for any reason any nominee shall not become a candidate for election at the 2011 Annual Meeting, an event not now anticipated, the persons named in the proxy will vote for such substitute nominees as are designated by the Board of Directors.  The principal occupation and certain other information concerning the nominees for directors are set forth on the following table and pages.

The following table sets forth certain information concerning nominee directors.

Name*	Age	Position	Year Elected or Appointed

Linda B. Grable	73	Chief Executive Officer and Director	2008

Allan L. Schwartz	68	Executive Vice-President, Chief	1994
		Financial Officer and Director

Linda Grable and Allan Schwartz are two of our co-founders and as such may be deemed "promoter" and "parent" as defined in the Rules and Regulations promulgated under the Securities Act.  Directors serve until the next meeting of shareholders.  Officers serve at the pleasure of the Board of Directors.

NOMINEES FOR ELECTION OF DIRECTORS

Linda Grable
Linda Grable was appointed our Chief Executive Officer and a Director of the Company in April 2008.  Ms. Grable had previously served as our Chief Executive Officer from August 2001 until April 2004, and, from inception in 1993 until April 2004, had served as Chairman of the Board and Director of the Company.  Ms. Grable retired as our CEO and Chairman of the Board on April 16, 2004.  Upon the resignations of our independent directors, Ms. Grable volunteered to come out of retirement to serve as our Chief Executive Officer and a Director.  She has played a major role in raising approximately $46 million in debt and equity funding for the research and development of the CTLM® device.  She has over 40 years experience in negotiating with banking institutions for funding of both medical and real estate development businesses.  Ms. Grable has over 25 years of executive experience in the medical device industry, for both sales and marketing in the U.S. and foreign countries.  She is a graduate of Ohio State University and holds a BA in Journalism and Marketing.

Allan L. Schwartz
Mr. Schwartz is Executive Vice-President and Chief Financial Officer of the Company and is responsible for its financial affairs.  He has a wide range of management, marketing, field engineering, construction, and business development experience.  Prior to joining the Company as a founder in 1993, he developed the Chronometric Trading System for analyzing stock market trends using neural networks and developed pre-engineered homes for export to Belize, Central America for S.E. Enterprises of Miami, Florida.  In 1991 he formed Tron Industries, Inc. for the development of low-voltage neon novelty items and self-contained battery powered portable neon.  He is a graduate of C.W. Post College of Long Island University with a B.S. in Business Administration.  Previous innovations by Mr. Schwartz before relocating to Florida have included the use of motion detection sensors in commercial burglar alarm systems for Tron-Guard Security Systems. Inc. and the use of water reclamation systems with automatic car wash equipment.  Mr. Schwartz has been a Director and Officer of the Company since its inception.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

Due to the resignation on April 16, 2008 of our three remaining independent directors, the following committees have no members and will not be active until such time as new independent Board members are appointed to fill these committees:

Audit Committee
Compensation Committee
Nominating and Corporate Governance Committee

Our two Board members, both of whom are executive officers, perform the functions of these committees.

Compliance with Section 16(a) of the Securities Exchange Act of 1934
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership, furnishing us with copies of all Section 16(a) forms they file.  To the best of our knowledge, based solely on review of the copies of such reports furnished to us, all Section 16(a) filing requirements applicable to our officers and directors were complied with during the year ended June 30, 2010.

COMPENSATION OF DIRECTORS-FISCAL 2010

During fiscal 2010, we had no independent directors, and we paid no separate compensation for service on our Board.  Our directors received all of their compensation in their capacities as executives.

Compensation Discussion and Analysis
This section describes the material elements of compensation awarded to, earned by or paid to the individuals who served as our former chief executive officer, our current chief executive officer, our executive vice president & chief financial officer, and our senior vice president during fiscal 2010.  These individuals are listed in the “Summary Compensation Table” below and are referred to as the “Named Executive Officers”.

Our executive compensation programs were determined and proposed by our Compensation Committee and approved by our Board of Directors, for so long as the Compensation Committee was in existence.  None of the Named Executive Officers were members of the Compensation Committee or otherwise had any role in determining the compensation of other Named Executive Officers, although the Compensation Committee did consider the recommendations of our CEO in setting compensation levels for our other executive officers.  Our Compensation Committee was comprised of three out of our four independent directors.  On February 27, 2008, Edward Rolquin, a member of the Compensation Committee, announced his retirement from the Board of Directors.  On April 16, 2008, we received and accepted the resignations of our three outside directors:  Jay Bendis; Patrick Gorman; and Sherman Lazrus.  Mr. Gorman was not a member of the Compensation Committee.  These resignations were tendered to comply with a request by outside funding sources as a condition to such funding.  Upon their resignations, the Board of Directors assumed the duties of the Compensation Committee.  Thus, the Board of Directors performed the duties of the Compensation Committee for fiscal 2009 and fiscal 2010.

Executive Compensation Program Objectives and Overview.

The Compensation Committee conducts an annual review of our executive compensation programs to ensure that:


the program is designed to achieve our goals of promoting financial and operational success by attracting, motivating and facilitating the retention of key employees with outstanding talent and ability; and

	the program adequately rewards performance which is tied to creating stockholder value.
	Our current executive compensation program is based on two components, which are designed to be consistent with our compensation philosophy: (1) base salary and (2) grants of stock options.

In structuring executive compensation packages, the Compensation Committee considers how each component promotes retention and/or motivates performance by the executive.  Base salaries, perquisites and personal benefits, and severance and other termination benefits are primarily intended to attract and retain highly qualified executives. We believe that in order to attract and retain top executives, we need to provide them with compensation levels that reward their continued productive service.  At the present time the Compensation Committee does not award annual incentive bonuses while we are in the development stage but does believe that such annual awards do motivate executive officers to achieve specific strategies and operating objectives and also help us to attract and retain top executives.  The Compensation Committee has discussed the implementation of long-term equity incentives which are primarily intended to align executive officers’ long-term interests with stockholders’ long-term interests, although we believe they also play a role in helping us to attract and retain top executives.  Currently, stock option grants are the part of our executive compensation program designed to reward performance and thus the creation of stockholder value.

We view our current executive compensation program as one in which the individual components combine together to create a total compensation package for each executive officer that we believe achieves our compensation objectives.  In determining our current executive compensation program and the amounts of compensation for each component of our program, the Compensation Committee evaluates the current executive compensation data for companies in our industry.  The Compensation Committee believes that our current executive compensation program is appropriate based on the evaluation of the compensation paid by companies in our industry.

All references below to the Compensation Committee refer to the Board of Directors since April 16, 2008, except where the context requires otherwise.

Current Executive Compensation Program Elements.

Base Salaries
Salaries for our three executive officers are reviewed by the Compensation Committee on an annual basis.  During fiscal 2010, the cash salaries paid to Linda Grable, Allan Schwartz and Deborah O’Brien were $156,000, $192,400, and $105,859, respectively.  During fiscal 2009, the cash salaries paid to Linda Grable, Allan Schwartz and Deborah O’Brien were $143,878, $188,237, and $137,832, respectively.  During fiscal 2008, the cash salaries paid to Linda Grable, Allan Schwartz and Deborah O’Brien were $30,000, $185,802, and $139,588, respectively.

Annual Incentive Bonuses
The Compensation Committee may elect to award incentive bonuses as part of total compensation to executive officers who have rendered services during the year that exceed those normally required or anticipated or who have achieved specific targeted objectives with regard to sales performance, financial performance, inventory efficiencies and other criteria which may be established from time to time.  These bonuses are intended to reflect the Compensation Committee’s determination to reward any executive who, through extraordinary effort, has substantially benefited the Company and its stockholders during the year.  During fiscal 2010, no annual incentive bonuses were paid.

Stock Option Grants
Our policy is that the long-term compensation of our Named Executive Officers and other executive officers should be directly linked to the value provided to stockholders.  Therefore, we have periodically made grants of stock options to provide further incentives to our executives to increase stockholder value.  During fiscal 2010, the stock option grants made to Linda Grable, Allan Schwartz and Deborah O’Brien were 6,000,000, 6,000,000 and 6,000,000, respectively.  During fiscal 2009, the stock option grants made to Linda Grable, Allan Schwartz and Deborah O’Brien were 3,000,000, 3,000,000 and 0, respectively.  During fiscal 2008, the stock option grants made to Linda Grable, Allan Schwartz and Deborah O’Brien were 1,000,000, 250,000 and 250,000, respectively.  Stock options are granted with an exercise price that is equal to the closing price of our common stock on the grant date.  Thus, the recipients will realize value on their stock options if our stockholders realize value on their shares.

The Compensation Committee bases its grants of stock options to executives on a number of factors, including:

	the executive’s position with us and total compensation package;
	the executive’s performance of his or her individual responsibilities; and
	the executive’s contribution to the success of our financial performance.

Compensation Committee Report

The following statement shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under either of these acts.

Due to the resignation of our independent directors, the Compensation Committee did not review and discuss with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2010 and 2009, both members of our Board of Directors, who served as the Compensation Committee, were officers and employees of IDSI.  During the fiscal year ended June 30, 2010, none of our executive officers served on the Compensation Committee of any other entity, any of whose directors or executive officers served either on our Board of Directors or on our Compensation Committee.

BOARD MEETINGS AND COMMITTEES

The Board of Directors met four times during the fiscal year ended June 30, 2010.  All directors were present for all board and executive committee meetings during fiscal 2010.  During fiscal 2000, the Board established an Audit Committee and a Compensation Committee.  During fiscal 2004, the Board established a Nominating and Governance Committee.

The Audit Committee serves to monitor the financial controls and reporting of the Company.  The Compensation Committee has the responsibility to review and make recommendations to the Board of Directors regarding executive compensation and stock option matters.  The Nominating and Governance Committee has the responsibility to review the structure and composition of the Board of Directors and to consider the qualifications of and recommend all nominees for directors and to develop a set of corporate governance principles for the Company.  Our two Board members, both executive officers, handle all committee duties as we have no independent directors.

CODE OF BUSINESS CONDUCT AND ETHICS

Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, on May 7, 2003 the Board of Directors adopted a Code of Business Conduct, which applies to all officers, employees and directors of the Company.  The Board also adopted a Code of Ethics, which applies to its Principal Executive Officer (CEO) and Senior Financial Officers.  The Code of Ethics was adopted on May 7, 2003 and filed as Exhibit 14.1 with our Form 10-KSB for the fiscal year ended June 30, 2003.  If the Company makes any substantive amendment of, or grants any waiver to, the Code of Business Conduct and Ethics, the Company will disclose the nature of such amendment of waiver in a current report on form 8-K.  On November 7, 2007, our Board of

Directors approved an amendment to our Code of Conduct as recommended by our Corporate Governance Committee and disclosed the amendment waiver in a current report on form 8-K.

SHAREHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

The Company maintains contact information by e-mail on its website under the heading "Contact IDSI".  By following the Contact IDSI link, a shareholder will be given access to the Company's telephone number and mailing address as well as a link for providing e-mail correspondence to Investor Relations.  Also provided were the e-mail addresses of the non-employee directors before their respective resignations.

REQUIRED VOTE

For the election of directors, Proposal No. 1, the two nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected.  Abstentions and broker non-votes are not counted for purposes of the election of a director.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NAMED NOMINEES UNLESS INSTRUCTIONS ARE GIVEN TO THE CONTRARY.

MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information concerning each of our executive officers.  The relevant information concerning our current directors is set forth in "Proposal 1 – Election of Directors" above.

Name	Age	Position	Year Elected or Appointed
Linda B. Grable	73	Chief Executive Officer and Director	2008

Allan L. Schwartz	68	Executive Vice-President, Chief	1994
		Financial Officer and Director

Deborah O'Brien	46	Senior Vice-President	2003

See information concerning Ms. Grable and Mr. Schwartz under "Proposal 1 – Election of Directors" above.

Deborah O'Brien

Deborah O'Brien was appointed Senior Vice President on September 15, 2003.  Ms. O'Brien has been employed at IDSI since 1995.  During her tenure, she has held the positions of Director of Investor Relations, Vice President of Corporate Communications and most recently, since September 2001, Vice President of Business Development.   Her responsibilities have included developing and executing a strategic corporate communications campaign, managing internal communications, outside public relations, marketing, and clinical applications.  In addition, Ms. O'Brien was directly responsible for the development and establishment of consumer and industry awareness of our CTLM® System via a media outreach which targeted industry publications, national network television, radio, nationally-circulated publications and high traffic internet sites.  As Vice President of Business Development, she was closely involved with various regulatory and marketing projects and played an integral role in the development and preparation of our PMA Application .  She also supervised and managed the collection of clinical data for the PMA process.  Prior to joining IDSI, she worked for seven years in the financial arena, managing investor accounts, and in the medical device industry, marketing medical equipment.  Ms. O'Brien began her career in the mortgage loan industry as an account executive with Citibank.

EXECUTIVE COMPENSATION

The following table sets forth the compensation awarded to, earned by or paid to our Chief Executive Officer, Executive Vice President & CFO, and Senior Vice President for services rendered to us during fiscal 2010.

SUMMARY COMPENSATION TABLE – FISCAL 2010
							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All other
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year	($)(5)	($)	($)(6)	($)(7)	($)	($)	($)	($)
Linda B. Grable	2010	156,000	-	5,000	190,625	-	-	-	351,625
CEO and COB(1),(2)	2009	143,878	-	800	60,333	-	-	-	205,011
	2008	30,000	-	-	1,667	-	-	-	31,667

Allan L. Schwartz	2010	192,400	-	5,000	190,625	-	-	-	388,025
Exec V.P.,CFO and Director(1),(3)	2009	188,237	-	800	31,667	-	-	-	220,704
	2008	185,802	-	-	12,500	-	-	-	198,302

Deborah O'Brien	2010	105,859	-	5,000	190,625	-	-	-	301,484
Senior Vice- President(1),(4)	2009	137,832	-	800	3,109	-	-	-	141,741
	2008	139,588	-	-	16,018	-	-	-	155,606

(1)
All Named Executive Officers receive reimbursement for auto expense in the amount of $500 per month.  However, during f/y 2010 the Executive Officers agreed to accrue various monthly auto expenses until a time where the Company secures additional financing.  During f/y 2009 the Executive Officers agreed to accrue all monthly auto expenses until a time where the Company secures additional financing.  The Company secured the additional financing and paid the Executive Officers all of their accrued auto expense from f/y 2009.

(2)
Salary recorded for f/y 2010 includes base salary of $168,000.  Effective January 1, 2010, Ms. Grable’s salary increased from $144,000 to $168,000.   Salary recorded for f/y 2009 includes base salary of $144,000.  Previously, from January 1, 2009 through June 30, 2009, Ms. Grable deferred $39,000 of her salary which was accrued until such time as the Company secures additional financing.  The Company secured the additional financing and Ms. Grable was paid the $39,000 of deferred salary in f/y 2010.  On April 16, 2008, Ms. Grable came out of retirement and rejoined the company as Chairman of the Board and CEO.

(3)
Salary recorded for f/y 2010 includes base salary of $192,400.  Previously, from January 1, 2009 through June 30, 2009, Mr. Schwartz deferred $52,108 of his salary which was accrued until such time as the Company secures additional financing.  The Company secured the additional financing and Mr. Schwartz was paid the $52,108 of deferred salary in f/y 2010.  Salary recorded for f/y 2009 includes base salary of $192,400.  From July 1, 2008 through July 31, 2008, Mr. Schwartz deferred $4,008 of his salary until a time where the Company secures additional financing. Salary recorded for f/y 2008 includes base salary of $179,142 plus $6,660 vacation pay.  From April 1, 2008 through June 30, 2008, Mr. Schwartz deferred $12,025 of his salary until a time where the Company secures additional financing.  As of June 30, 2010, Mr. Schwartz is owed a total of $16,033 of his salary from previous fiscal years.

(4)
Salary recorded for f/y 2010 includes base salary of $138,000.  However, Ms. O’Brien took a temporary leave of absence during f/y 2010 and was only paid $105,859.  Previously, from January 1, 2009 through June 30, 2009, Ms. O’Brien deferred $37,375 of her salary which was accrued until such time as the Company secures additional financing.  The Company secured the additional financing and Ms. O’Brien was paid the $37,375 of deferred salary in f/y 2010.  Salary recorded for f/y 2009 includes base salary of $138,000.  Salary recorded for f/y 2008 includes base salary of $135,342 plus $4,246 vacation pay.

(5)
During the third and fourth quarter of f/y 2009, the Executive Officers were paid a portion of their respective salaries with the balance due accrued until such time as the Company secured additional funds.  The Company secured the additional financing and all three Executive Officers were paid their deferred salary in f/y 2010 except Mr. Schwartz is owed a total of $16,033 of his salary from previous fiscal years.

(6)
During December 2009, 250,000 shares of common stock were issued as a bonus to all Company employees.  However, the executive officers’ shares were issued with a restrictive legend while the other employees’ shares were issued without restrictive legend due to the de-minimus size of the issuance.  Compensation expense of $5,000 per employee was recorded as the fair market value of the common stock on the date of issuance was $.02 per share.  During March 2009, 100,000 shares of restricted stock were issued as a bonus to all Company employees.  Compensation expense of $800 per employee was recorded as the fair market value of the common stock on the date of issuance was $.008 per share.

(7)
Amount listed represents the dollar amount we recognized for financial reporting purposes under FASB guidance, “Share Based Payment”.  Assumptions made for the purpose of computing this amount are discussed in Note 2(j) to the Notes to our Financial Statements contained in this report.

OUTSTANDING EQUITY AWARDS AT FISCAL 2010 YEAR-END

The following table sets forth information concerning unexercised options outstanding for each of our Named Executive Officers at June 30, 2010.

	Option Awards					Stock Awards
									Equity
									Incentive
			Equity					Equity Incentive	Plan Awards:
			Incentive					Plan Awards:	Market or
			Plan Awards:				Market	Number of	Payout Value
	Number of	Number of	Number of			Number of	Value of	Unearned	of Unearned
	Securities	Securities	Securities			Shares or	Shares or	Shares, Units	Shares, Units
	Underlying	Underlying	Underlying			Units of	Units of	or Other	or Other
	Unexercised	Unexercised	Unexercised	Option		Stock That	Stock That	Rights That	Rights That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
Linda B. Grable	500,000	-	-	$2.85	8/30/2010
CEO and Chairman	500,000	-	-	$0.77	8/30/2011
of the Board(1)	2,250,000	-	-	$0.60	12/1/2011
	1,000,000	-	-	$0.045	4/16/2018
	3,000,000	-	-	$.01	3/23/2019
	3,000,000	3,000,000		$.05	3/22/2020

Allan L. Schwartz	500,000	-	-	$2.85	8/30/2010
Exec V.P., CFO and	500,000	-	-	$0.77	8/30/2011
Director(2)	500,000	-	-	$0.30	8/30/2012
	500,000	-	-	$1.21	8/30/2013
	500,000	-	-	$0.30	8/30/2014
	100,000	-	-	$0.20	9/12/2015
	250,000	-	-	$0.11	9/12/2016
	250,000	-	-	$0.058	8/30/2017
	3,000,000	-	-	$.01	3/23/2019
	3,000,000	3,000,000		$.05	3/22/2020

Deborah O'Brien	200,000	-	-	$0.56	10/25/2011
Senior Vice-	25,000	-	-	$0.50	2/02/2012
President(3)	302,000	-	-	$1.13	9/15/2013
	250,000	-	-	$0.11	9/12/2016
	250,000	-	-	$0.084	9/15/2017
	3,000,000	3,000,000		$.05	3/22/2020

(1)	Ms. Grable had 13,250,000 stock options outstanding as of June 30, 2010 of which 10,250,000 are fully vested.
(2)	Mr. Schwartz had 12,100,000 stock options outstanding as of June 30, 2010 of which 9,100,000 are fully vested.
(3)	Ms. O’Brien had 7,027,000 stock options outstanding as of June 30, 2010 of which 4,027,000 are fully vested.

OPTION EXERCISES AND STOCK VESTED - FISCAL 2010

The following table sets forth information concerning each exercise of stock options for each of our Named Executive Officers during the year ended June 30, 2010.

	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
Linda B. Grable
CEO and Chairman
of the Board	-	-	-	-

Allan L. Schwartz
Exec V.P., CFO
and Director	-	-	-	-

Deborah O'Brien
Senior Vice-President	-	-	-	-

Stock Option Plans

Our 1995 Stock Option Plan was approved by our Board of Directors and adopted by the shareholders at the March 1995 annual meeting.  The plan provided for the granting, exercising and issuing of incentive options pursuant to Internal Revenue Code, Section 422.

On August 30, 1999, we established an equity incentive plan.  The shareholders had to approve this plan within one year.  The maximum number of shares that could be granted under this plan was 15,000,000 shares of common stock and 5,000,000 shares of preferred stock.  The series, rights and preferences of the preferred stock were to be determined by our Board of Directors.  This plan also included any stock available for future stock rights under our 1995 Stock Option Plan.  On January 3, 2000 the Board of Directors decided to replace this equity incentive plan and adopted our 2000 Non-Statutory Stock Option Plan so as to provide a critical long-term incentive for employees, non-employee directors, consultants, attorneys and advisors of the Company.  On May 10, 2000 our shareholders approved the 2000 Non-Statutory Stock Option Plan, which was replaced with our 2002 Incentive and Non-Statutory Stock Option Plan approved by our shareholders on March 13, 2002.  Our Board of Directors has direct responsibility for the administration of the plan.

On February 4, 2004, the Board of Directors adopted our 2004 Non-Statutory Stock Option Plan (the "2004 Plan"), which was adopted by the shareholders on March 24, 2004 at our annual meeting to provide a long-term incentive for employees, non-employee directors, consultants, attorneys and advisors of the Company and its subsidiaries.  The maximum number of options that may be granted under the 2004 Plan shall be options to purchase 8,432,392 shares of Common Stock (5% of our issued and outstanding common stock as of February 4, 2004).

Options may be granted under the 2004 Plan for up to 10 years after the date of the 2004 Plan.  The 2004 Non-Statutory Stock Plan replaced the 2002 Incentive and Non-Statutory Stock Option Plan.

On August 24, 2005, the Board Of Directors resolved that the Company's 1995, 2000, 2002 and 2004 Stock Option Plans and Stock Options Agreements that were entered into pursuant to these plans, be amended to increase the post-termination exercise period following the termination of the Optionee's employment/directorship or in the event of change of control of the Company, to be three years from the date of termination or change of control, subject to those options that were vested as of the date of termination or change of control and subject to the original term of the option, which ever time is less.

On July 26, 2007, the Board of Directors adopted the Company's 2007 Non-Statutory Stock Option Plan (the "2007 Plan").  The 2007 Plan was re-adopted by the Board on April 16, 2008.  The Plan must be adopted by the shareholders at the annual meeting which must occur within one year of the Board's adoption of the 2007 Plan.  The 2007 Plan will provide a long-term incentive for employees, non-employee directors, consultants, attorneys and advisors of the Company.  The maximum number of options that may be granted under the 2007 Plan shall be options to purchase 15,693,358 shares of Common Stock (5% of our issued and outstanding common stock as of July 26, 2007).  Options may be granted under the 2007 Plan for up to 10 years after the date of the 2007 Plan.  The 2007 Non-Statutory Stock Plan replaced the 2004 Non-Statutory Stock Option Plan.

On March 11, 2010, the Board of Directors adopted the Company's 2010 Non-Statutory Stock Option Plan (the "2010 Plan").  The 2010 Plan was re-adopted by the Board on February 3, 2011.  The Plan must be adopted by the shareholders at the annual meeting which must occur within one year of the Board's adoption of the 2010 Plan.  The 2010 Plan will provide a long-term incentive for employees, non-employee directors, consultants, attorneys and advisors of the Company.  The maximum number of options that may be granted under the 2010 Plan shall be options to purchase 37,428,466 shares of Common Stock (5% of our issued and outstanding common stock as of March 11, 2010).  Options may be granted under the 2010 Plan for up to 10 years after the date of the 2010 Plan.  The 2010 Non-Statutory Stock Plan replaced the 2007 Non-Statutory Stock Option Plan.

PROPOSAL 2

INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Articles of Incorporation currently authorize the issuance of 950,000,000 shares of common stock, and 2,000,000 shares of Preferred Stock, no par value.  On February 4, 2011, the Board of Directors unanimously approved a proposal to amend our Articles of Incorporation to increase the number of authorized shares of common stock from 950,000,000 shares to 2,000,000,000 shares.  As of the record date of _________, 2011 , 895,619,342 shares of common stock were outstanding.   We are seeking an additional 1,050,000,000 authorized shares to provide sufficient shares for full utilization of our $13 million Southridge Private Equity Credit Agreement, which would require an estimated 507,812,500 shares; 40,316,670 shares required for the exercise of all outstanding options; 13,333,333 shares required for the conversion of the 20 shares of Series L Convertible Preferred Stock outstanding; 130,000,000 shares required to be reserved and registered for conversion of a $1.8 million convertible promissory note held by JMJ Financial; and 120,000,000 shares to be reserved for conversion of a potential $1.6 million of additional funding which JMJ may provide subject to our approval.  We also intend to reserve 200,000,000 shares for additional equity funding.  Thus, the total number of shares required for current commitments, the estimate for full draw down of the Southridge equity credit line, and reserves for the JMJ Financial funding and additional equity funding is 1,011,462,503.

We have faced many challenges over our 17-year history.  The development of an innovative medical imaging technology is a complicated, time consuming and very expensive process.  Since inception, substantially all of our necessary funding has come from the proceeds of the sale of common stock, convertible preferred stock and convertible debentures.  The convertible securities were all converted into common stock except for the currently outstanding 20 shares of Series L Convertible Preferred Stock.  Since January 2001 we have primarily used a series of private equity credit agreements with Charlton Avenue, LLC, an institutional investor, through 2008 and subsequently with Southridge Partners II, LP, to raise the capital necessary to fund the Company's operations.

On December 29, 2008, our shareholders approved an increase of our authorized common stock from 450,000,000 to 950,000,000 shares.  At the time, we believed this increase would provide sufficient shares available to raise the funds needed to complete the FDA approval process and reach a point where we could generate material revenues from operations.  Due to delays in the completion of our clinical trials and preparation of our FDA marketing clearance application (due in large part to our lack of financing, which was exacerbated by the depressed level of our stock price) we found ourselves without authorized shares sufficient to satisfy our near-term financing needs.

In order to successfully launch our medical device internationally, we would need sufficient financing to provide centers of excellence for demonstration and training in our largest potential markets, exhibit at industry leading medical trade shows and to market the technology through placement of ads and scientific articles in medical publications and trade journals.  Without the necessary funding, we have been unable to install a sufficient number of CTLM® systems to establish centers of excellence, and this has materially adversely affected our international commercialization efforts.

The additional shares of common stock would have rights identical to the shares of common stock currently outstanding or reserved for issuance.  Holders of our common stock are entitled to one vote for each share of common stock held and are entitled to receive such dividends as may be declared from time to time by the Board of Directors.  In addition, upon a liquidation, dissolution or winding up of IDSI, the holders of common stock are entitled to receive a pro rata portion of our net assets which remain, if any, after the payment of any debts, obligations and liquidation preferences. There are no preemptive rights associated with any of our stock.

The Board of Directors believes that the availability of the proposed amount of additional authorized shares of common stock will provide us with the flexibility to issue common stock in connection with equity financing, convertible preferred stock, stock options, convertible debentures, warrants, possible future acquisitions, stock splits or other appropriate general corporate purposes.  If the proposal is approved, the additional shares will be available for issuance without further authorization of the shareholders, unless such action is required by applicable law or the rules of the NASDAQ OTC Bulletin Board or any subsequent exchange on which our stock may be listed.  Our outstanding commitments for which we could be obligated to issue shares are based on the following:

We now have issued and outstanding 895,619,342 shares of common stock out of 950,000,000 authorized shares leaving a balance of 54,380,658 authorized shares available for issuance.

Based on the closing bid price of our common stock on March 4, 2011 of $0.0275 per share, hypothetically 507,812,500 shares would be required to be issued to draw the entire $13 million balance available under the Southridge Private Equity Credit Agreement.

As of March 4, 2011, we would be required to issue hypothetically 811,462,503 authorized shares apportioned as follows:

•	507,812,500 shares for complete utilization of the Southridge Private Equity Credit Agreement
•	40,316,670 shares required for the exercise of all outstanding options, of which a total of 31,377,000 shares are subject to options granted to our three executive officers.
•	13,333,333 shares required for the conversion of the 20 shares of Series L Convertible Preferred Stock.
•	130,000,000 shares required to be registered for conversion of a $1.8 million convertible promissory note held by JMJ Financial.
•	120,000,000 shares to be reserved for conversion of a potential $1.6 million of additional funding which JMJ may provide, subject to our approval.

After adding the 811,462,503 hypothetical shares to our current issued and outstanding balance of 895,619,342, we would have 1,707,081,845 shares outstanding, leaving a balance of 292,918,155 authorized shares remaining if the increase in authorized shares to 2,000,000,000 shares is approved.

Related parties’ interest in our current obligations for share issuances total 31,377,000 shares, which are subject to options granted to our three executive officers.

The issuance of additional shares of common stock or the rights to acquire such shares would have the effect of diluting our earnings per share in the event that we become profitable and will dilute the voting power of current shareholders who do not acquire sufficient additional shares to maintain their percentage of share ownership. Additional shares of common stock could also be used by IDSI to oppose a hostile takeover attempt; however, the Board of Directors presently knows of no such attempt to obtain control of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 950,000,000 SHARES TO 2,000,000,000 SHARES.

PROPOSAL 3

CONSIDER AND ACT UPON A PROPOSAL TO ADOPT THE COMPANY'S 2010 NON-STATUTORY STOCK OPTION PLAN

The Board of Directors on March 11, 2010 adopted the Company's 2010 Non-Statutory Stock Option Plan (the "2010 Plan") and re-adopted the 2010 Plan on February 3, 2011 so as to provide a critical long-term incentive for employees, non-employee directors, consultants, attorneys and advisors of the Company and its subsidiaries. The Board of Directors believes that the Company's policy of granting stock options to such persons will continue to provide it with a critical advantage in attracting and retaining qualified candidates.  In addition, the 2010 Plan is intended to provide the Company with maximum flexibility to compensate plan participants.  It is expected that such flexibility will be an integral part of the Company's policy to encourage employees, non-employee directors, consultants, attorneys and advisors to focus on the long-term growth of stockholder value.  The Board of Directors believes that important advantages to the Company are gained by an option program such as the 2010 Plan which includes incentives for motivating employees of the Company, while at the same time promoting a closer identity of interest between employees, non-employee directors, consultants, attorneys and advisors on the one hand, and the stockholders on the other.

The principal terms of the 2010 Plan are summarized below and a copy of the 2010 Plan is annexed to this Proxy Statement as Exhibit A.  The summary of the 2010 Plan set forth below is not intended to be a complete description thereof and such summary is qualified in its entirety by the actual text of the 2010 Plan to which reference is made.

Summary Description of the Imaging Diagnostic Systems, Inc. 2010 Non-Statutory Stock Option Plan

The purposes of the 2010 Plan attached hereto as Exhibit A, is to provide directors, officers and employees of, consultants, attorneys and advisors to the Company and its subsidiaries with additional incentives by increasing their ownership interest in the Company.  Directors, officers and other employees of the Company and its subsidiaries are eligible to participate in the 2010 Plan.  Options in the form of Non-Statutory Stock Options ("NSO") may also be granted to directors who are not employed by the Company and consultants, attorneys and advisors to the Company providing valuable services to the Company and its subsidiaries.  In addition, individuals who have agreed to become an employee of, director of or an attorney, consultant or advisor to the Company and/or its subsidiaries are eligible for option grants, conditional in each case on actual employment, directorship or attorney, advisor and/or consultant status.  The 2010 Plan provides for the issuance of NSO's only, which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, as amended.

The maximum number of options that may be granted under the 2010 Plan shall be options to purchase 37,428,466 shares of Common Stock (5% of the Company's issued and outstanding common stock as of March 11, 2010).

Options may be granted under the 2010 Plan for up to 10 years after the date of the 2010 Plan.  The Board of Directors of the Company or a Compensation Committee will administer the 2010 Plan with the discretion generally to determine the terms of any option grant, including the number of option shares, exercise price, term, vesting schedule and the post-termination exercise period.  Notwithstanding this discretion (i) the term of any option may not exceed 10 years and (ii) an option will terminate as follows: (a) if such termination is on account of termination of employment for any reason other than death, without cause, such options shall terminate one year thereafter; (b) if such termination is on account of death, such options shall terminate 15 months thereafter; and (c) if such termination is for cause (as determined by the Board of Directors and/or Compensation Committee), such options shall terminate immediately.  Unless otherwise determined by the Board of Directors or Compensation Committee, the exercise price per share of Common Stock subject to an option shall be equal to no less than 100% of the fair market value of the Common Stock on the date such option is granted.  No NSO shall be assignable or otherwise transferable except by will or the laws of descent and distribution or except as permitted in accordance with SEC Release No.33-7646 as effective April 7, 1999 and in particular that portion thereof which expands upon transferability as is contained in Article III entitled "Transferable Options and Proxy Reporting" as indicated in Section A, 1 through 4 inclusive and Section B thereof.

The 2010 Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors without further stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the Common Stock is then listed or quoted.  Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the 2010 Plan or broaden eligibility except that no amendment or alteration to the Plan shall be made without the approval of stockholders which would (a) increase the total number of shares reserved for the purposes of the Plan or decrease the exercise price (except as provided in Article X of the 2010 Plan relating to recapitalizations and mergers) or change the classes of persons eligible to participate in the Plan or (b) extend the exercise period or (c) materially increase the benefits accruing to 2010 Plan participants or (d) materially modify Plan participation eligibility requirements or (e) extend the expiration date of the Plan.  Unless otherwise indicated the 2010 Plan will remain in effect until terminated by the Board of Directors.

Federal Tax Consequences

The following is a brief description of the federal income tax consequences generally arising with respect to options that may be granted under the 2010 Plan.  This discussion is only intended for the information of stockholders considering how to vote at the Annual Meeting, and not as tax guidance to individuals who participate in the 2010 Plan.

Because tax results may vary due to individual circumstances, each participant in the 2010 Plan is urged to consult his personal tax adviser with respect to the tax consequences of the exercise of an option or the sale of stock received upon the exercise thereof, especially with respect to the effect of state tax laws.

No income is recognized by an optionee when a non-qualified stock option is granted.  Except as described below, upon exercise of a nonqualified stock option, an optionee is treated as having received ordinary income at the time of exercise in an amount equal to the difference between the option price paid and the then fair market value of the Common Stock acquired.  The Company is entitled to a deduction at the same time and in a corresponding amount.  The optionee's basis in the Common Stock acquired upon exercise of a nonqualified stock option is equal to the option price plus the amount of ordinary income recognized, and any gain or loss thereafter recognized upon disposition of the Common Stock is treated as capital gain or loss.

Stock acquired by "insiders' (i.e., officers, directors or persons holding 10% or more of the stock of the Company who are subject to the restrictions on short-swing trading imposed by Section 16(b) of the Securities Exchange Act of 1934) upon exercise of nonqualified stock options constitutes "restricted property" and, unless the optionee elects otherwise, the recognition of income upon exercise is deferred to the date upon which the stock acquired upon exercise may first be sold without incurring Section 16(b) liability (generally six months after grant of the option).  If such an optionee does not elect to recognize income upon exercise, the insider will realize ordinary income in an amount equal to the difference between the option price and the fair market value on the date the stock may first be sold without incurring Section 16(b) liability.

Vote Required for Approval

The affirmative vote of a majority of the outstanding shares of the Common Stock present in persons or represented by Proxy at the Annual Meeting and entitled to vote is required to approve the adoption of the Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2010 NON-STATUTORY STOCK OPTION PLAN

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Sherb & Co., LLP, with offices in New York and Florida, to be our independent registered public accounting firm for the fiscal year ending June 30, 2011.  Representatives of the firm are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

There will be presented at the Annual Meeting a proposal for the ratification of this selection, which the Board of Directors believes is advisable and in the best interests of the shareholders.  If the selection of Sherb & Co., LLP is not ratified, the matter of selection of independent auditors will be considered by the Board of Directors.

The proposed fees from Sherb & Co., LLP are $40,500 for annual audit, quarterly reviews and $3,000 and for tax services.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF SHERB & CO., LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2011.

PROPOSAL 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are requesting stockholder approval, on an advisory basis, of the compensation of our Named Executive Officers as presented in the Compensation Discussion & Analysis beginning at page 16 and the compensation tables included in the discussion of Executive Compensation beginning on page 17, including the narrative disclosure.

Our executive compensation program has been designed to retain and encourage a talented, motivated and focused executive team by providing competitive compensation within our market.  We believe that our executive compensation program provides an appropriate salary and stock options which is an “at-risk” form of incentive compensation  The stock options encourage executive focus on both short- and long-term goals as a company.  As an advisory vote, this proposal is not binding upon us as a company.  At such time as we are able to appoint qualified independent board members who would serve on our Compensation Committee, they would be responsible for the design and administration of our executive compensation practices and to value the opinions of our stockholders expressed through your vote on this proposal.

Accordingly, we will present the following resolution for vote at the 2011 Annual Meeting of Stockholders:

“RESOLVED, that the stockholders of Imaging Diagnostic Systems, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion & Analysis and disclosed in the 2010 Summary Compensation Table and related compensation tables and narrative disclosure as set forth in this 2011 Proxy Statement.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF OUR EXECUTIVE COMPENSATION PROGRAM AS PRESENTED IN THIS PROXY STATEMENT.

The proposal to approve our executive compensation program, on an advisory basis, requires an affirmative vote of the majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal.

PROPOSAL 6

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are requesting stockholders vote, on an advisory basis, on whether we present a request for an advisory vote on our executive compensation practices in our proxy materials every year, every two years or every three years. Our stockholders will be requested to provide an advisory vote on this topic at least every six years.

We recognize that there are advantages and disadvantages to each of the presented options for the frequency of an advisory vote on executive compensation, and we are recommending that our stockholders select an ANNUAL advisory vote on our executive compensation program. Although our executive compensation practices change very little from year to year, we feel it is valuable for our stockholders to have an opportunity to express their opinion on our practices on a regular basis and for us to receive feedback on our programs.

Although the Board of Directors recommends a vote every year, stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or to abstain. Stockholders are not voting to approve or disapprove of the Board’s recommendation.

Because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. However, we value the opinions of our stockholders and we will consider the outcome of the vote in making determinations regarding the presentation of vote proposals in future proxy statements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” AN ANNUAL FREQUENCY FOR THE PRESENTATION OF AN ADVISORY VOTE ON OUR EXECUTIVE COMPENSATION PROGRAMS.

The frequency of presentation of an advisory vote on our executive compensation program will be selected by the affirmative vote of the plurality of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal. The option of annual, biennial or triennial that receives the highest number of advisory votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

The Company anticipates that the next Annual Meeting will be held on or about December 28, 2011 and that the proxy materials for that Annual Meeting are expected to be mailed around October 28, 2011.  If any shareholder wishes a proposal to be considered for inclusion in the next Proxy Statement, this material must be received by the Secretary no later than August 31, 2011.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to take such action on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Allan L. Schwartz
Allan L. Schwartz, Secretary

APPENDIX A

IMAGING DIAGNOSTIC SYSTEMS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON _________, 2011

The undersigned hereby appoints Linda B. Grable and Allan L. Schwartz and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Imaging Diagnostic Systems, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Imaging Diagnostic Systems, Inc. to be held at the Sheraton Suites Cypress Creek, located at 555 NW 62nd Street, Fort Lauderdale, Florida, on _________, 2011 at 9:00 A.M., local time, and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally sent, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

(Continued, and to be signed on the other side)

Please mark your votes as this [X]

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER.  IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE NOMINEES NAMED HEREON, "FOR" THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK, "FOR" THE ADOPTION OF THE 2010 NON-STATUTORY STOCK OPTION PLAN, AND "FOR" THE RATIFICATION OF SHERB & CO., LLP AS INDEPENDENT AUDITORS.  THE SHARES WILL BE VOTED AT THE DISCRETION OF THE PROXIES AND ATTORNEYS-IN-FACT ON THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

FOR
PROPOSAL 1: To elect two directors to serve until the next Annual Meeting of Shareholders.

		FOR	WITHOLD
Nominees:	Linda B. Grable	[ ]	[ ]
	Allan L. Schwartz	[ ]	[ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES LISTED ABOVE.

FOR
PROPOSAL 2: To approve an amendment	FOR	AGAINST	ABSTAIN
to the Articles of Incorporation to increase
the number of authorized shares of common	[ ]	[ ]	[ ]
stock from 950,000,000 shares to 2,000,000,000
shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

FOR
PROPOSAL 3: To adopt the Company's	FOR	AGAINST	ABSTAIN
2010 Non-Statutory Stock Option Plan
	[ ]	[ ]	[ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2010 NON-STATUTORY STOCK OPTION PLAN.

FOR
PROPOSAL 4: To ratify selection of	FOR	AGAINST	ABSTAIN
Sherb & Co., LLP, as independent
auditors of the Company for its fiscal	[ ]	[ ]	[ ]
year ending June 30, 2011.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE INDEPENDENT AUDITORS

FOR
PROPOSAL 5: To hold an advisory vote on	FOR	AGAINST	ABSTAIN
the compensation of our named executive
officers as described in the accompanying	[ ]	[ ]	[ ]
proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

FOR	ONE	TWO	THREE
PROPOSAL 6: To hold an advisory vote on	YEAR	YEARS	YEARS	ABSTAIN
how frequently (every one, two or three years)
you prefer we conduct an advisory vote of	[ ]	[ ]	[ ]	[ ]
stockholders on the compensation of our
executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR "ONE" YEAR THAT WE WILL CONDUCT AN ADVISORY VOTE ON THE COMPENSATION OF OUR EXECUTIVE OFFICERS

I PLAN TO ATTEND THE MEETING      [   ]
ADMISSION TO ANNUAL MEETING WILL BE BY TICKET ONLY TO SHAREHOLDERS OF RECORD ON RECORD DATE.  ADMISSION TICKETS WILL BE MAILED TO THE ADDRESS ENTERED BELOW:

Name:______________________________________________________

Street Address:_______________________________________________

City:_______________________________State:____Zip:_____________

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each must sign. Executors, administrators, trustees, guardians and attorney-in-fact should add their titles. If the signer is a corporation, please give full corporate name and have a duly authorized officer, stating title. If the signer is a partnership, please sign in partnership name by authorized person.

Signature____________________________________ Date________________

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

If you are attending the Annual Meeting and wish to ask questions at the conclusion of the meeting, you may submit your questions in writing via e-mail to questions@imds.com on or before ___________, 2011 .

EXHIBIT A

In accordance with shareholders' approval of a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock, no par value, from 950,000,000 to 2,000,000,000 duly executed by a majority of the votes cast by the shareholders of Imaging Diagnostic Systems, Inc. entitled to vote thereon, and ratification of such action by the Company's Board of Directors, the Company's Articles of Incorporation are hereby Amended as follows:

The name of the corporation is IMAGING DIAGNOSTIC SYSTEMS, INC.

ARTICLE III CAPITAL STOCK

The maximum number of shares of capital stock that this corporation is authorized to have outstanding at any one time is 2,002,000,000 (TWO BILLION TWO MILLION) shares, no par value.  The 2,002,000,000 shares of no par value capital stock of the Corporation shall be designated as follows:

•	2,000,000,000 common shares

•	2,000,000 Preferred Shares, the rights, and preferences of which are to be designated by the Company's Board of Directors.

Except as amended above the remainder of the Company's Articles of Incorporation shall remain unchanged, and are hereby ratified and confirmed.

The foregoing Amendment to the Articles of Incorporation was duly adopted on _________, 2011 by a majority vote of the holders of the Corporation's common stock, no par value, no Preferred Shares being outstanding, and approved by a sufficient number of votes pursuant to the Florida Statutes.

ATTESTED TO:	IMAGING DIAGNOSTIC SYSTEMS, INC.

By: _________________________________	Name:_____________________________

Title:______________________________

By: _________________________________	Name:_____________________________

Title:______________________________

EXHIBIT B

(Previously Filed as Exhibit 10.111 to our Form S-1 Amendment No. 1 filed on May 24, 2010.)

IMAGING DIAGNOSTIC SYSTEMS, INC.

2010 NON-STATUTORY STOCK OPTION PLAN

I.  PURPOSE OF THE PLAN

This 2010 Non-Statutory Stock Option Plan (the “Plan”) is intended to promote the interests of Imaging Diagnostic Systems, Inc., a Florida corporation (the “Company”), by providing (i) key employees (including officers and directors) of the Company (or its parent or subsidiary corporations) who contribute to the management, growth and financial success of the Company (or its parent or subsidiary corporations) and (ii) consultants and other independent advisors who provide valuable services to the Company (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company (or its parent or subsidiary corporations).

For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a parent of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a subsidiary of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

II.           DEFINITIONS

As used herein, the following definitions shall apply:

“Board” shall mean the Committee, if one has been appointed, or the Board of Directors of the Company if no Committee is appointed.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Committee appointed by the Board in accordance with paragraph (A) of Section IV of the Plan, if one is appointed, or the Board if no committee is appointed.

“Common Stock” shall mean the no par value common stock of the Company.

“Company” shall mean Imaging Diagnostic Systems, Inc., a Florida corporation.

“Consultant” shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, but does not include a director of the Company who is compensated for services as a director only with the payment of a director’s fee by the Company.

“Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee.  Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

“Employee” shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company.  The payment of a director’s fee by the Company shall not be sufficient to create “employment” by the Company.

“ “Non-Employee Director” shall mean a director who:

 (i)           Is not currently an officer (as defined in Section 16a-1(f) of the Securities Exchange Act of 1934, as amended) of the Company or a Parent or Subsidiary of the Company, or otherwise currently employed by the Company or a Parent or Subsidiary of the Company.

 (ii)           Does not receive compensation, either directly or indirectly, from the Company or a Parent or Subsidiary of the Company, for services rendered as a Consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

 (iii)           Does not possess an interest in any other transaction and is not engaged in any business relationship for which disclosure would be required pursuant to Rule 404(a) or Rule 404(b) of Regulation S-K adopted by the United States Securities and Exchange Commission.

“Non-Statutory Stock Option” shall mean an Option granted under this Plan.

“Option” shall mean a Non-Statutory Stock Option.  No option granted under this Plan shall be treated as an incentive stock option under Section 422 of the Code.

“Optioned Stock” shall mean the Common Stock subject to an Option.

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“Optionee” shall mean an Employee, Director or Consultant who is granted an Option.

“Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Plan” shall mean this 2010 Non-Statutory Stock Option Plan.

“Share” shall mean a share of the Common Stock of the Company, as adjusted in accordance with Section X of the Plan.

“Service” shall mean service to the Company or Employee, Consultant or Director.

“Stock Option Agreement” shall mean the agreement to be entered into between the Company and each Optionee which shall set forth the terms and conditions of each Option granted to each Optionee, including the number of Shares underlying such Option and the exercise price of each Option granted to such Optionee under such agreement.

“Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

III.           STOCK SUBJECT TO THE PLAN

Subject to the provisions of Section IX of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 37,428,466 shares of Common Stock.  Shares of the Common Stock shall be available for issuance under the Plan and may be drawn from the Company’s authorized but unissued shares of Common Stock, from reacquired shares of Common Stock, including shares repurchased by the Company on the open market, or from Common Stock otherwise reserved pursuant to this Plan.  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full, then the Shares subject to the portion of each option not so exercised shall be available for subsequent option grant under the Plan.  Shares issued under the Plan shall not be available for subsequent option grant under the Plan.  In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the holder of such option.

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In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to the number and/or class of securities and price per share in effect under each outstanding option under the Plan.  Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options.

The adjustments determined by the Committee shall be final, binding and conclusive.

Common Stock issuable under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as may be determined by the Committee.

IV.           ADMINISTRATION OF THE PLAN.

Procedure.  The Plan shall be administered by the Board or a Committee appointed by the Board consisting of two or more Non-Employee Directors to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe.

 (i)           Once appointed, the Committee shall continue to serve until otherwise directed by the Board (which for purposes of this paragraph (A)(i) of this Section IV shall be the Board of Directors of the Company).  From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

 (ii)           Members of the Board who are granted, or have been granted, Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan.

Powers of the Board.  Subject to the provisions of the Plan, the Board shall have the authority, in its discretion:

To grant Non-Statutory Stock Options as provided and identified in a separate written Stock Option Agreement to each Optionee granted such Option or Options under the Plan; provided, however, that in no event shall a Non-Statutory Stock Option granted to any Optionee under a single Stock Option Agreement be subject to a “tandem” exercise arrangement such that the exercise of one such Option affects the Optionee’s right to exercise the other Option granted under such Stock Option Agreement;

To determine, upon review of relevant information and in accordance with Section VII (e) of the Plan, the fair market value of the Common Stock;
To determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section VII of the Plan;

4

To determine the Employees or other persons to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

To interpret the Plan;

To prescribe, amend and rescind rules and regulations relating to the Plan;

To determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

To accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section VII of the Plan;

To reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option Right was granted;

To authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and

To make all other determinations deemed necessary or advisable for the administration of the Plan.

Effect of Board’s Decision.  All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other permissible holders of any Options granted under the Plan.

V.           ELIGIBILITY

Persons Eligible.  Options may be granted to any Employee, Director or Consultant selected by the Board; provided however, that a Consultant shall be ineligible to receive Options hereunder in consideration of services relating to the offer or sale of securities in a capital raising transaction or the direct or indirect promotion or maintenance of a market for the Company’s securities.  An Employee who is also a director of the Company, its Parent or a Subsidiary, shall be treated as an Employee for purposes of this Section V.  An Employee or other person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

No Effect on Relationship.  The Plan shall not confer upon any Optionee any right with respect to continuation of employment, directorship, consultancy or any other relationship with the Company nor shall it interfere in any way with his/her right or the Company’s right to terminate his/her employment, directorship, consultancy or any other relationship at any time.

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VI.           TERM OF PLAN

The Plan becomes effective on the date the Plan is approved by the shareholders of the Company.   It shall continue in effect until a date that is 10 years after such approval, unless sooner terminated under Section XI of the Plan.

VII.           TERMS & CONDITIONS OF THE OPTIONS

Options granted pursuant to the Plan shall be authorized by action of the Committee and will be Non-Statutory Options.  Each granted option shall be evidenced by one or more instruments in the form approved by the Committee; provided, however, that each such instrument shall comply with the terms and conditions specified below.

Option Price.

The Committee shall fix the option price per share.  In no event, however, shall it be less than 100% of the fair market value per share of Common Stock on the date of the option grant.
The option price shall become immediately due upon exercise of the option and, subject to the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:
(a)           full payment in cash or check drawn to the Company’s order;

(b)           full payment in shares of Common Stock held for at least six months and valued at fair market value on the Exercise Date (as such term is defined below);

(c)           full payment in a combination of shares of Common Stock held for at least six months and valued at fair market value on the Exercise Date and cash or check; or

(d)           full payment through a broker-dealer sale and remittance procedure provided that sale of the Optioned stock is permitted as a result of an effective registration statement under the Securities Act of 1933, as amended, and compliance with all applicable securities laws, pursuant to which the Optionee (i) shall provide irrevocable written instructions to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (ii) shall provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

For purposes of this Section VII, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company.  Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

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The fair market value per share of Common Stock on any relevant date under the Plan shall be determined in accordance with the following provisions:

 (e)           If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the NASDAQ National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the NASDAQ National Market System or any successor system.  If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

 (f)           If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

 (g)           If the Common Stock is quoted on the NASDAQ Small Cap Market, or any similar system of automated dissemination of quotations of securities process in common use, the fair market value shall be the mean between the closing bid and asked quotations for the Common Stock on such date.

 (h)           If neither clause (e), (f) or (g) is applicable, then the fair market value shall be the mean between the closing bid and asked quotations for the Common Stock as reported by the National Quotation Bureau, Inc., if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding business days.

 (i)           If neither clause (e), (f), (g) or (h) is applicable, then the fair market value shall be determined by the Committee using such criteria as it deems appropriate.

Term and Exercise of Options.  Each Option shall be exercisable at such time or times, during such period and subject to such conditions, including performance criteria with respect to the Company and Optionee, as may be determined by the Committee and set forth in the stock option agreement evidencing the grant.  No such option, however, shall have a maximum term in excess of 10 years from the grant date.  An Option may not be exercised for a fraction of a share.  During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution following the Optionee’s death.

Termination of Service.

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Except to the extent otherwise provided pursuant to Section VII (n), the following provisions shall govern the exercise period applicable to any outstanding Options under the Plan which are held by the Optionee at the time of his or her cessation of Service:

(j)           Should the Optionee cease Service for any reason other than death (including permanent disability as defined in Section 22(e)(3) of the Code) while holding one or more outstanding Options under the Plan, then none of those Options shall (except to the extent otherwise provided pursuant to Section VII (n)) remain exercisable beyond the limited post-Service period designated by the Committee at the time of the Option grant and set forth in the Option agreement.

 (k) During the term of the Option if the Optionee was at the time of his death an Employee and had been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee 12 months after the date of death.

 (l) Under no circumstances, however, shall any such Option be exercisable after the specified expiration date of the Option term.

 (m) During the limited post-Service exercise period, the Option may not be exercised for more than the number of shares for which the Option is exercisable on the date of the Optionee’s cessation of Service.  Upon the expiration of such limited exercise period or (if earlier) upon the expiration of the Option term, the Option shall terminate and cease to be exercisable.  However, upon the Optionee’s cessation of Service, each outstanding Option at the time held by the Optionee shall immediately terminate and cease to be outstanding with respect to any shares for which the Option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.

 (n) Should (i) the Optionee’s Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or its Parent or Subsidiary, then in any such event all outstanding Options held by the Optionee under this Plan shall terminate immediately and cease to be exercisable.

The Committee shall have complete discretion, exercisable either at the time the Option is granted or at any time while the Option remains outstanding, to permit one or more Options held by the Optionee under this Plan to be exercised, during the limited period of exercisability provided under subparagraph (i) above, not only with respect to the number of shares for which each such Option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more subsequent installments for which the Option would otherwise have become exercisable during such limited period had such cessation of Service not occurred.

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For purposes of the foregoing provisions of this section (and for all other purposes under the Plan):

 (o) The Optionee shall (except to the extent otherwise specifically provided in the applicable Option agreement) be deemed to remain in the Service of the Company for so long as such individual renders services on a periodic basis to the Company (or any Parent or Subsidiary) in the capacity of an Employee, a Non-Employee Director or a Consultant.
 (p) The Optionee shall be considered to be an Employee for so long as he or she remains in the employ of the Company or one or more Parent or Subsidiary, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

Stockholder Rights.  An Optionee shall have no stockholder rights with respect to any shares covered by the Option until such individual shall have exercised the Option by written notice to the Company, paid the Option price for the purchased shares and been issued a stock certificate for such shares.

Extension Of Exercise Period.  The Committee shall have full power and authority to extend the period of time for which any Option granted under this section is to remain exercisable following the Optionee’s cessation of Service or death from the limited period in effect under this section to such greater period of time as the Committee shall deem appropriate; provided, however, that in no event shall such Option be exercisable after the specified expiration date of the Option term.

VIII.           NON-TRANSFERABILITY OF OPTIONS

An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

IX.           ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER

Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of any Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance

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by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.  The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.  In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in a transaction in which the Company is not the survivor, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.  If the Committee makes an Option fully exercisable in lieu of assumption or substitution in the event of such a merger or sale of assets, the Committee shall notify the Optionee that the Option shall be fully exercisable for a period of 30 days from the date of such notice, and the Option will terminate upon the expiration of such period.

X.  TIME OF GRANTING OPTIONS

The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option.  Notice of the determination shall be given to each Employee or other person to whom an Option is so granted within a reasonable time after the date of such grant.  Within a reasonable time after the date of the grant of an Option, the Company shall enter into and deliver to each Employee or other person granted such Option a written Stock Option Agreement as provided in Sections II and XIV hereof, setting forth the terms and conditions of such Option.

XI.  AMENDMENT AND TERMINATION OF THE PLAN

Amendment and Termination.  The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company holding a majority of the outstanding voting stock of the Company, who are present or represented and entitled to vote thereon:

An increase in the number of Shares subject to the Plan above the number of Shares set forth in Section III of the Plan, other than in connection with an adjustment under Section IX of the Plan;

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Any material amendment under the Plan that would have to be approved by the shareholders of the Company for the Committee to continue to be able to grant Options under the Plan.

Effect of Amendment or Termination.  Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Committee, which agreement must be in writing and signed by the Optionee and the Company.

XII.  CONDITIONS UPON ISSUANCE OF SHARES

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of legal counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and such other representations and warranties which, in the opinion of legal counsel for the Company, are necessary or appropriate to establish an exemption from the registration requirements under applicable federal and state securities laws with respect to the acquisition of such Shares.

XIII.  RESERVATION OF SHARES

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s legal counsel to be necessary for the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability relating to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

XIV.  OPTION AGREEMENT

Each Option granted to an Employee or other persons shall be evidenced by a written Stock Option Agreement in such form, as the Committee shall approve.  In the event of conflict between the terms of this Plan and the terms of a Stock Option Agreement, the terms of the Plan shall prevail and supersede the terms of the Agreement.

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XV.  INFORMATION TO OPTIONEES

The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.  The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

XVI.  GENDER

As used herein, the masculine, feminine and neuter genders shall be deemed to include the others in all cases where they would so apply.

XVII.  CHOICE OF LAW

All questions concerning the construction, validity and interpretation of this Plan and the instruments evidencing options will be governed by the internal law, and not the law of conflicts, of the State of Florida.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan effective as of March 11, 2010.

IMAGING DIAGNOSTIC SYSTEMS, INC.

By: /s/ Linda B. Grable
Name: Linda B. Grable
Title: Chief Executive Officer

ATTEST:

By: /s/ Allan L. Schwartz
Name: Allan L. Schwartz
Title: Secretary

(SEAL)

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